Fidelity® Ultra-Short Bond Fund

Class/Ticker

Fidelity Advisor Ultra-Short Bond Fund A/FUBAX T/FTUSX

Summary Prospectus

September 29, 2010

As Revised December 17, 2010

Fund Summary

Fund/Class:
Fidelity® Ultra-Short Bond Fund/Fidelity Advisor Ultra-Short Bond Fund A, T

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in the fund or certain other Fidelity funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page 28 of the prospectus.

Shareholder fees (fees paid directly from your investment)

Class A

Class T

Maximum sales charge (load) on purchases (as a % of offering price)A	1.50%	1.50%
Redemption fee on shares held less than 60 days (as a % of amount redeemed)	0.25%	0.25%

A Effective on or about February 18, 2011, Class A and Class T purchases of $250,000 or more will not be subject to a front-end sales charge, and such Class T purchases and certain Class A purchases not subject to a front-end sales charge may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.25% or 0.75%, respectively; prior thereto, Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge and such Class A and Class T purchases may be subject, upon redemption, to a CDSC of 0.75% or 0.25%, respectively.

Annual class operating expenses (expenses that you pay each year as a % of the value of your investment)

Class A

Class T

Management fee	0.32%	0.32%
Distribution and/or Service (12b-1) fees	0.15%	0.15%
Other expenses	0.17%	0.21%
Total annual operating expenses	0.64%	0.68%

Summary Prospectus

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

	Class A	Class T
1 year	$ 214	$ 218
3 years	$ 352	$ 364
5 years	$ 501	$ 523
10 years	$ 936	$ 984

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types, and repurchase agreements for those securities.
  Normally investing in U.S. dollar-denominated money market and investment-grade debt securities, including shares of a short-term bond fund managed by an affiliate of Fidelity Management & Research Company (FMR), and repurchase agreements.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital 6 Month Swap Index.
  Normally maintaining a dollar-weighted average maturity of two years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Summary Prospectus

Fund Summary - continued

  Engaging in transactions that have a leveraging effect on the fund, including derivatives.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.advisor.fidelity.com for updated return information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

Summary Prospectus

Calendar Years	2005	2006	2007	2008	2009
	2.75%	4.73%	-5.38%	-8.17%	0.88%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	1.35%	September 30, 2006
Lowest Quarter Return	-7.00%	March 31, 2008
Year-to-Date Return	0.53%	June 30, 2010

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Life of classA
Class A - Return Before Taxes	-0.63%	-1.46%	-1.17%
Return After Taxes on Distributions	-0.84%	-2.47%	-2.13%
Return After Taxes on Distributions and Sale of Fund Shares	-0.41%	-1.78%	-1.51%
Class T - Return Before Taxes	-0.79%	-1.47%	-1.18%
Barclays Capital 6 Month Swap Index (reflects no deduction for fees, expenses, or taxes)	1.58%	3.82%	3.60%

A From June 16, 2004.

Investment Advisers

FMR is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Summary Prospectus

Fund Summary - continued

Portfolio Manager(s)

Robert Galusza (portfolio manager) has managed the fund since July 2007.

Purchase and Sale of Shares

You may buy or sell Class A and Class T shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

The price to sell one share of Class A or Class T is its NAV, minus the short-term redemption fee, if applicable, and any applicable contingent deferred sales charge (CSDC). Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.915405.102 AUSB-sum-0910-02